Supplementary Information on Oil and Gas Exploration and Production Activities (Unaudited) - Changes in Standardized Measure of Discounted Future Net Cash Flows (Detail) - Consolidated entities [member] - CNY (¥)
¥ in Millions
	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves [Line Items]
Beginning of the year	¥ 1,401,105	¥ 1,062,281	¥ 1,325,069
Sales and transfers of oil and gas produced, net of production costs	(467,040)	(344,643)	(215,390)
Net changes in prices and production costs and other	551,666	407,882	(358,008)
Extensions, discoveries and improved recovery	241,644	150,979	112,834
Development costs incurred	6,876	23,675	39,238
Revisions of previous quantity estimates	(1,871)	88,332	(138,772)
Accretion of discount	130,881	86,172	146,137
Net change in income taxes	(105,898)	(73,272)	156,122
Net change due to purchases and sales of minerals in place	267	(301)	(4,949)
End of the year	¥ 1,757,630	¥ 1,401,105	¥ 1,062,281